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                                                                 EXHIBIT 10.9

                          CHANGE OF CONTROL AGREEMENT

     THIS CHANGE OF CONTROL AGREEMENT (the "Agreement") is made and entered into as of ______________, 1997, between Andromedia, Inc., a California corporation (the "Company"), and ______________ ("Executive"). The parties to this Agreement shall be referred to herein as each, a Party, and collectively, the Parties.

     WHEREAS Executive is a key employee of the Company, and currently holds
(i) shares of the Company's capital stock and/or (ii) options, warrants or rights to purchase shares of the Company's capital stock (collectively, the "Securities") which are subject to certain vesting restrictions and rights of repurchase in favor of the Company; and

     WHEREAS in order to ensure Executive has an opportunity to acquire and/or maintain an equity interest in the Company as an incentive for Executive to participate in the affairs of the Company, the Company is willing to provide Executive with an accelerated vesting schedule for those Securities currently held or hereafter acquired by Executive according to the terms and conditions contained herein.

     NOW THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.   Accelerated Vesting of the Securities.
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     (a)  In the event of a Change of Control  (as defined in Section 1(b)(i)
below) of the Company and if the Executive's employment with the surviving company is Involuntarily Terminated (as defined in Section 1(b)(ii) below) within twelve (12) months following such Change of Control, (i) one hundred percent (100%) of the unvested portion of the Securities held by the Executive, if any, shall automatically be accelerated such that Executive shall have the right to exercise all or any portion of such Securities immediately prior to such Change of Control, and/or (ii) the Company's repurchase right shall automatically lapse immediately prior to such Change of Control with respect to one hundred percent (100%) of the Securities held by Executive which are subject to such repurchase right; provided, however, that if the shares of capital stock subject to the Company's repurchase right were purchased by Executive pursuant to an early exercise provision under an option, warrant or other right to purchase shares of the Company's capital stock (an "Early Exercise Option"), then for the purpose of calculating the acceleration of the lapse of the Company's repurchase right, such shares of capital stock shall be aggregated with the shares of the Company's capital stock still subject to the Early Exercise Option, if any.

     (b) (i) A "Change of Control" shall, for the purposes of the foregoing, mean a sale of all or substantially all of the assets or a stock tender or a merger, consolidation or similar event pursuant to a transaction or series of related transactions in which a third party acquires more than fifty percent (50%) of the voting equity securities of the Company outstanding immediately prior to such Change of Control.

          (ii) An "Involuntary Termination" shall mean (1) a termination initiated by the surviving company, other than a termination due to acts of dishonesty, conviction of a felony or willful
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misconduct by Executive or (2) a termination initiated by Executive as a result of a material diminution in salary, a material change in responsibility or a change in work location of more than 30 miles from the then current job location.

     (c) Notwithstanding the foregoing, in the event any acceleration of unvested Shares would prevent an acquisition from being treated as a "pooling-of-interests" for financial accounting purposes by the surviving entity, and such treatment is a condition to the acquisition, the foregoing benefits shall be equitably adjusted to the extent necessary to effectuate such treatment.

2.   Adjustment for Changes in Capital Stock.  All references to the number of
     ---------------------------------------
Securities in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend, stock combination or other change in the Shares which may be made by the Company after the date of this Agreement.

3.   General Provisions.
     ------------------

     (a) This Agreement shall be governed by the laws of the State of California (without regard to principles of conflict of laws).

     (b) Any notice, demand or request required or permitted to be given by either the Company or Executive pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at such addresses as have been previously furnished by the Parties or such other address as a Party may request by notifying the other in writing.

     (c) The rights and obligations of Executive under this Agreement may not be transferred or assigned without the prior written consent of the Company.

     (d) This Agreement is meant to supplement the terms of the restricted stock purchase agreement, stock option agreement or other agreement pursuant to which Executive acquired the Securities. To the extent that the terms and conditions of this Agreement are inconsistent with those found in the restricted stock purchase agreement, stock option agreement or other agreement, the terms and conditions of this Agreement shall be controlling.

     (e) Any Party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent any Party from thereafter enforcing each and every other provision of this Agreement. The rights granted the Parties herein are cumulative and shall not constitute a waiver of any Party's right to assert all other legal remedies available to it under the circumstances.

     (f) Executive agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

     (g) In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.
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     (h) This Agreement, in whole or in part, may be modified, waived or amended upon the written consent of (i) the Company and (ii) Executive.

     (i) By Executive's signature below, Executive represents that he is familiar with the terms and provisions of this Agreement, and hereby accepts this Agreement subject to all of the terms and provisions set forth herein. Executive has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Executive agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors of the Company upon any questions arising under this Agreement.

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one instrument.



EXECUTIVE                     ANDROMEDIA, INC.

_______________________       By:_______________________
Signature                        Signature

____________________          Title:____________________
Print Name                          Print Name
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                          Change of Control Agreement


                                   EXHIBIT A
                                   ---------

                               CONSENT OF SPOUSE


     I, ____________________, spouse of Executive, have read and approve the foregoing Agreement. In consideration of granting to my spouse the Securities of Andromedia, Inc., as referenced in the recitals to the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: ___________________,  ______


                                    ______________________________